                                                                          [LOGO]

          THE STRONG SCHAFER
          BALANCED FUND

--------------------------------------------------------------------------------

          ANNUAL REPORT - SEPTEMBER 30, 1999


                                    [PHOTO OF STRONG BUILDING]

                            LETTER FROM THE CHAIRMAN


--------------------------------------------------------------------------------
Dear Strong Investor,

A few months back, I sent a letter to some of our shareholders describing a recent business trip to Indianapolis. I said that everywhere I went--every highway traveled, every side street ventured down, bulldozers, cranes and backhoes were hard at work.

Indianapolis, like most American cities we visit these days, is in the midst of a spectacular building boom. A sea of yellow construction equipment is washing over the nation's landscape.

It is the latest chapter in the unbelievable economic expansion that has blessed this country--almost without pause--since 1982. The signs of prosperity are everywhere:

  - Highways jammed with people on their way to do business.

  - "Help Wanted" signs in more store windows than most of us have ever seen at one time.

  - Consumer confidence is at an all-time high. Shopping carts are stuffed with personal computers, printers, software and all sorts of related high-tech equipment transforming the lives of Americans.

  - Restaurants are packed almost every night of the week with people who have money to spend.

As we make our way through the last quarter of the last year of the 20th Century, we are fortunate to be living in one of the greatest booms in recorded history. We should be grateful for the opportunity to live in these incredibly prosperous times. We also ought to remember that nothing lasts forever.

The nation's economic engine is running near full capacity. After eight years of continuous growth, the American economy is beginning to overheat. It's that strain on the system that has Mr. Greenspan's Federal Reserve, which is responsible for managing the economy and keeping inflation at reasonable levels, obviously concerned.

Though the current batch of inflation indicators don't seem too threatening, the Fed is wise to keep a sharp eye on the system. The economy can only grow so fast and still remain healthy. If it gains too much speed--like a car heading down a steep slope--it runs the risk of careening out of control. It's the Fed's job to provide just the right mix of acceleration and braking.

The Federal Reserve has an awesome responsibility. While they want the economy to move ahead, they can't let their hopes override common sense. The Fed has become increasingly worried about excessive valuations in the stock market and the possibility that, left unchecked, a financial bubble could occur.

Here at Strong, we are bullish on America's prospects for the 21st Century. Long term, we believe interest rates are headed down. But, in the short term, expectations of what the stock market and the U.S. economy can continue to deliver seem inflated. For that reason, this could be a good time to complement your portfolio's stock holdings with more conservative money market and short-term bond funds.


                                                     /s/ Dick

                                   THE STRONG
                                SCHAFER BALANCED
                                      FUND
                                      ----

                       ANNUAL REPORT - SEPTEMBER 30, 1999


                               TABLE OF CONTENTS

INVESTMENT REVIEW

     The Strong Schafer Balanced Fund ............................2


FINANCIAL INFORMATION

     Schedule of Investments .....................................5

     Statement of Assets and Liabilities .........................6

     Statement of Operations .....................................7

     Statements of Changes in Net Assets .........................8

     Notes to Financial Statements ...............................9


FINANCIAL HIGHLIGHTS ............................................11


REPORT OF INDEPENDENT ACCOUNTANTS ...............................12

                        THE STRONG SCHAFER BALANCED FUND
                        --------------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ David K. Schafer
David K. Schafer
Portfolio Manager
--------------------------------------------------------------------------------
For the second straight year, value investing has been a very trying experience, particularly if it has been done in a disciplined way consistent with past history of the market, as has been the case with the Strong Schafer Balanced Fund.

As we have mentioned in the past, it has been our experience that our approach to investing is out of favor for a period of time every five years or so. What has made this such an agonizing period for shareholders is that it has been the longest-lasting and deepest out-of-favor period we have experienced. In fiscal 1999, the narrowness of the U.S. stock market is unmatched for the period I have been involved as an investment research analyst and portfolio manager (since
1966). At the same time, the initial public offering market has been robust. In my opinion, neither condition is sustainable for a prolonged period of time.

In this environment, Microsoft, Cisco Systems, IBM, Sun Microsystems, Intel, Texas Instruments, and General Electric are the seven stocks that accounted for approximately 100% of the gain in the S&P 500 for the first nine months of 1999. The average P/E ratio for this group of seven stocks is 47.6, while their median P/E ratio is 50. The five largest stocks alone in the S&P 500 (by market capitalization), which constitute nearly 15% of the Index, accounted for more than 80% of the gain

--------------------------------------------------------------------------------
HISTORY HAS SHOWN THAT THE COMBINATION OF LOW VALUATIONS AND STRONG EARNINGS GROWTH EVENTUALLY LEADS TO DRAMATIC RECOVERIES IN STOCK PRICES AND INVESTMENT RESULTS...
--------------------------------------------------------------------------------

FUND
 HIGHLIGHTS

- For the year ended September 30, 1999, the Strong Schafer Balanced Fund gained 15.06% while the 60/40 Balanced Index gained 16.91%.*

- The average and median market capitalization of the Fund's common stock holdings increased slightly from the beginning of the fiscal year.

- Healthcare stocks and companies which reported earnings-per-share shortfalls adversely affected the equity portfolio of the Fund in fiscal 1999.

             ------------------------------------------------------

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                  AS OF 9-30-99

                                      1-year      15.06%

                             Since Inception       3.52%
                               (on 12-31-97)

             ------------------------------------------------------

                                  FIVE LARGEST
                                    HOLDINGS

                                  AS OF 9-30-99

            SECURITY                               % OF NET ASSETS
            ------------------------------------------------------
            United States Treasury Notes                     41.1%

            Wells Fargo Co.                                   2.2%

            Canadian National Railway Co.                     2.1%

            Mellon Bank Corp.                                 2.0%

            BCE, Inc.                                         2.0%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

during the first nine months of the year. Additionally, the robustness of the initial public offering market had a significant, positive impact on portfolio performance in fiscal 1999, due to the relatively small size of the Fund.

It is hard to imagine the stock market getting much narrower than it is at present, and if history does repeat itself, we could be coming close to the end of this very selective market. In past periods of extreme stock market behavior such as we have had over the past two years (ending in 1974, 1980, and 1990), the "broadening out" period has been especially rewarding for value investors.

On the fixed-income side, the Fund's 40% bond allocation was invested almost entirely in intermediate U.S. Treasury notes. During the third quarter of 1999, intermediate-term interest rates rose by approximately 10 basis points, as investors became increasingly concerned about potential increases in short-term rates by the Federal Reserve. On August 24, the Federal Reserve did raise its key short-term rate by 25 basis points and signaled that further tightening of monetary policy is possible. This slightly reduced the Fund's overall performance.

Our strong belief is that it is a matter of "when," not "if," value investing will come back into favor. As such, we remain confident in the long-term potential of the Strong Schafer Balanced Fund. Thank you for your patience and your continued investment.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 12-31-97 TO 9-30-99

          The Strong Schafer      S & P        Lipper Balanced          60/40
            Balanced Fund       500 Index*      Funds Index*       Balanced Index*
Dec-97        $10,000.00        $10,000.00       $10,000.00          $10,000.00
Mar-98        $10,430.80        $11,394.90       $10,791.10          $10,897.40
Jun-98        $10,430.50        $11,771.10       $10,955.20          $11,193.90
Sep-98         $9,233.46        $10,600.20       $10,321.10          $10,734.90
Dec-98        $10,321.30        $12,857.70       $11,508.60          $12,117.20
Mar-99        $11,013.00        $13,498.30       $11,693.30          $12,466.20
Jun-99        $11,828.50        $14,449.90       $12,218.80          $12,983.50
Sep-99        $10,623.80        $13,547.60       $11,712.50          $12,549.70

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500"), the 60/40 Balanced Index, and the Lipper Balanced Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

*The 60/40 Balanced Index is comprised of 60% S&P 500 Stock Index and 40%
 Lehman Brothers Intermediate Government Bond Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The Lehman Brothers Intermediate Government Bond Index is an unmanaged index generally representative of government securities with maturities of 1-10 years. The Lipper Balanced Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


--------------------------------------------------------------------------------

YOUR FUND'S
 APPROACH

THE STRONG SCHAFER BALANCED FUND INVESTS 60% OF ITS ASSETS IN STOCKS, USING A STRICT VALUE APPROACH. THIS DISCIPLINE IS APPLIED TO BOTH BUYING AND SELLING. TO AVOID PERSONAL BIAS, EACH STOCK IS PROPORTIONED EQUALLY IN THE FUND WHEN PURCHASED. THE PRICE PAID FOR A COMPANY, RELATIVE TO ITS PROFITS, MUST BE BELOW THE AVERAGE OF THE S&P 500. STOCKS ARE GENERALLY SOLD WHEN THEY BECOME "EXPENSIVE" RELATIVE TO THE S&P 500. THE COMPANY ALSO MUST HAVE GOOD PROSPECTS FOR INCREASING PROFITS. TO HELP CUSHION THE FUND AGAINST VOLATILITY, THE REMAINING 40% OF THE FUND'S ASSETS ARE INVESTED IN HIGH-QUALITY, INVESTMENT GRADE BONDS.

                    ----------------------------------------
MARKET
 HIGHLIGHTS

- Continued steady economic growth in the U.S. contributed to the strong stock market performance of the large-cap growth stocks which dominated the performance of the S&P 500 and the Dow Jones Industrial Averages.

- For the second straight year, the positive returns of the large-cap-dominated S&P 500 continued to overshadow the lackluster performance of the overall market.

- Economic recovery in many of the Asian economies has proceeded at a faster pace than most economists had expected and should help drive earnings in a positive direction over the coming quarters.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
             PORTFOLIO HOLDINGS, EARNINGS PER SHARE ESTIMATES, AND PRICE/EARNINGS RATIOS AS OF 9-30-99 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------

                                                   CLOSING PRICE             EARNINGS PER SHARE               PRICE/EARNINGS RATIO
SECURITY                                             (9/30/99)               1999E        2000E               1999E          2000E
Allstate Corp                                        $ 24.94                   2.72        2.83                 9.2           8.8
American Home Products                                 41.50                   1.77        1.97                23.5          21.1
Arrow Electrs Inc                                      17.63                   1.44        1.92                12.2           9.2
Avnet Inc                                              42.00                   3.34        3.83                12.6          11.0
Bank Amer Corp                                         55.69                   4.70        5.44                11.8          10.2
BCE                                                    49.81                   2.03        2.40                24.5          20.8
Borg-Warner Automotive Inc                             43.00                   5.05        5.77                 8.5           7.5
Burlington Northn Santa Fe                             27.50                   2.39        2.69                11.5          10.2
Cadence Design System Inc                              13.38                   0.36        0.84                37.2          15.9
Chase Manhattan Corp New                               75.38                   5.54        6.04                13.6          12.5
Chubb Corp                                             49.63                   3.39        4.31                14.6          11.5
Dana Corp                                              37.13                   4.14        4.49                 9.0           8.3
Diebold                                                23.13                   1.83        2.04                12.6          11.3
FDX Corp                                               38.88                   2.15        2.39                18.1          16.3
General Motors                                         62.94                   8.46        8.39                 7.4           7.5
Lafarge Corp                                           32.00                   3.72        4.12                 8.6           7.8
Lockheed Martin Corp                                   32.69                   1.50        2.15                21.8          15.2
Federal Home Loan                                      52.00                   2.94        3.34                17.7          15.6
May Dept Stores Co                                     36.44                   2.57        2.83                14.2          12.9
Maytag Corp                                            33.31                   3.59        3.91                 9.3           8.5
Mellon Bk Corp                                         33.63                   1.82        2.03                18.5          16.6
Merrill Lynch & Co Inc                                 67.38                   5.63        5.42                12.0          12.4
PartnerRe Limited                                      34.75                   3.28        4.58                10.6           7.6
Philip Morris Cos                                      34.19                   3.30        3.69                10.3           9.3
Raytheon Co Cl B                                       49.63                   2.75        2.21                18.1          22.5
Southdown Inc                                          53.50                   5.58        6.26                 9.6           8.5
Summit Bancorp                                         32.44                   2.66        3.05                12.2          10.6
Ucar Intl Inc                                          22.81                   1.85        2.52                12.3           9.1
Wells Fargo & Co New                                   39.63                   2.24        2.59                17.7          15.3
-----------------------------------------------------------------------------------------------------------------------------------
STRONG SCHAFER BALANCED FUND PORTFOLIO AVERAGES                                                                14.5          12.2

S&P 500 STOCK INDEX                                 1,282.71                  49.40       54.34                26.0          23.6

E=ESTIMATE

SCHEDULE OF INVESTMENTS IN SECURITIES                         September 30, 1999
--------------------------------------------------------------------------------
STRONG SCHAFER BALANCED FUND
--------------------------------------------------------------------------------

                                                            Shares or
                                                            Principal         Value
                                                             Amount         (Note 2)
-------------------------------------------------------------------------------------
COMMON STOCKS 54.8%
AEROSPACE & DEFENSE 4.0%
Lockheed Martin Corporation                                  3,800           $124,212

Raytheon Company Class B                                     2,500            124,063
                                                                              -------
                                                                              248,275

AIRLINE 2.0%
FDX Corporation (b)                                          3,200            124,000

AUTO & TRUCK PARTS 1.9%
Borg-Warner Automotive, Inc.                                 2,800            120,400

AUTOMOBILE 1.8%
General Motors Corporation                                   1,800            113,287

BANK - MONEY CENTER 3.8%
Bank of America Corporation                                  2,100            116,944
The Chase Manhattan Corporation                              1,600            120,600
                                                                              -------
                                                                              237,544

BANK - SUPER REGIONAL 6.2%
Mellon Bank Corporation                                      3,700            124,875
Summit Bancorp                                               3,800            123,263
Wells Fargo Company                                          3,400            134,725
                                                                              -------
                                                                              382,863

BROKERAGE & INVESTMENT MANAGEMENT 1.9%
Merrill Lynch & Company, Inc.                                1,800            120,938

COMMERCIAL SERVICE 1.4%
Diebold, Inc.                                                3,800             87,875

ELECTRONIC PARTS DISTRIBUTION 3.5%
Arrow Electronics, Inc. (b)                                  5,700            100,462
Avnet, Inc.                                                  2,800            117,600
                                                                              -------
                                                                              218,062

HEALTHCARE - DRUG/DIVERSIFIED 1.9%
American Home Products Corporation                           2,800            116,200

HOUSEHOLD APPLIANCES & FURNISHINGS 1.9%
Maytag Corporation                                           3,500            116,594

INSURANCE - PROPERTY & CASUALTY 5.6%
The Allstate Corporation                                     4,500            112,219
Chubb Corporation                                            2,400            119,550
PartnerRE, Ltd.                                              3,400            118,150
                                                                              -------
                                                                              349,919

MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 1.9%
Dana Corporation                                             3,200            118,800

METALS & MINING 3.5%
Lafarge Corporation                                          3,500            112,437
Southdown, Inc.                                              2,000            107,000
                                                                              -------
                                                                              219,437

MORTGAGE & RELATED SERVICE 1.9%
Federal Home Loan Mortgage Corporation                       2,300            119,600

RAILROAD 4.1%
Burlington Northern Santa Fe Corporation                     4,500            123,750
Canadian National Railway Company                            4,300            130,344
                                                                              -------
                                                                              254,094

RETAIL - DEPARTMENT STORE 1.9%
May Department Stores Company                                3,250            118,422

STEEL 1.7%
UCAR International, Inc. (b)                                 4,700            107,219

TELEPHONE 2.0%
BCE, Inc.                                                    2,500            124,531

TOBACCO 1.9%
Philip Morris Companies, Inc.                                3,500            119,656
-------------------------------------------------------------------------------------
Total Common Stocks (Cost $3,671,031)                                       3,417,716
-------------------------------------------------------------------------------------

UNITED STATES GOVERNMENT ISSUES 41.1%
United States Treasury Notes:
   5.25%, Due 8/15/03                                     $529,000            518,751
   6.25%, Due 1/31/02                                      950,000            961,281
   6.50%, Due 8/31/01                                      450,000            456,891
   6.625%, Due 5/15/07                                     605,000            624,284
-------------------------------------------------------------------------------------
Total United States Government Issues (Cost $2,594,716)                     2,561,207
-------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 8.9%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 4.99%                     174,200            174,200
Warner Lambert Company, 5.02%                              170,400            170,400
Wisconsin Electric Power Company, 5.02%                    210,600            210,600
-------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $555,200)                                  555,200
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Total Investments in Securities 104.8% (Cost $6,820,947)                    6,534,123
Other Assets and Liabilities, Net (4.8%)                                     (299,746)
-------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $6,234,377
=====================================================================================

LEGEND
-------------------------------------------------------------------------------------

(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.

Percentages are stated as a percent of net assets.


                       See Notes to Financial Statements.                           5

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 1999

                                                                             Strong Schafer
                                                                              Balanced Fund
                                                                              -------------
Assets:
   Investments in Securities, at Market Value (Cost of $6,820,947)             $6,534,123
   Receivable for Securities Sold                                                 141,199
   Dividends and Interest Receivable                                               37,732
   Other Assets                                                                    12,994
                                                                               ----------
   Total Assets                                                                 6,726,048

Liabilities:
   Payable for Securities Purchased                                               473,858
   Accrued Operating Expenses and Other Liabilities                                17,813
                                                                               ----------
   Total Liabilities                                                              491,671
                                                                               ----------
Net Assets                                                                     $6,234,377
                                                                               ==========

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                               $6,371,569
   Undistributed Net Realized Gain                                                149,632
   Net Unrealized Depreciation                                                   (286,824)
                                                                               ----------
   Net Assets                                                                  $6,234,377
                                                                               ==========
Capital Shares Outstanding (Unlimited Number Authorized)                          607,091

Net Asset Value Per Share                                                          $10.27
                                                                               ==========

6                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------
For the Year Ended September 30, 1999

                                                                             Strong Schafer
                                                                              Balanced Fund
                                                                              -------------
Income:
   Dividends (net of withholding taxes of $627)                                $   81,064
   Interest                                                                       158,216
                                                                               ----------
   Total Income                                                                   239,280

Expenses:
   Investment Advisory Fees                                                        71,747
   Custodian Fees                                                                   4,238
   Shareholder Servicing Costs                                                     28,798
   Reports to Shareholders                                                         13,230
   Federal and State Registration Fees                                             34,970
   Other                                                                           12,711
                                                                               ----------
   Total Expenses Before Involuntary Absorptions                                  165,694
   Involuntary Expense Absorptions by Advisor                                     (21,808)
                                                                               ----------
   Expenses, Net                                                                  143,886
                                                                               ----------
Net Investment Income                                                              95,394

Realized and Unrealized Gain:
   Net Realized Gain on:
      Investments                                                                 170,074
      Foreign Currencies                                                                1
                                                                               ----------
      Net Realized Gain                                                           170,075
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                                 770,003
      Foreign Currencies                                                                2
                                                                               ----------
      Net Change in Unrealized Appreciation/Depreciation                          770,005
                                                                               ----------
Net Gain on Investments                                                           940,080
                                                                               ----------
Net Increase in Net Assets Resulting from Operations                           $1,035,474
                                                                               ==========

                       See Notes to Financial Statements.                               7

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------

                                                                                 Strong Schafer Balanced Fund
                                                                              ----------------------------------
                                                                                Year Ended          Year Ended
                                                                              Sept. 30, 1999      Sept. 30, 1998
                                                                              --------------     ---------------
                                                                                                     (Note 1)
Operations:
   Net Investment Income                                                         $   95,394        $    87,005
   Net Realized Gain                                                                170,075            120,815
   Net Change in Unrealized Appreciation/Depreciation                               770,005         (1,056,829)
                                                                                 ----------        -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations                1,035,474           (849,009)

Distributions:
   From Net Investment Income                                                       (97,846)           (86,124)
   From Net Realized Gains                                                          (70,461)                --
                                                                                 ----------        -----------
   Total Distributions                                                             (168,307)           (86,124)

Capital Share Transactions:
   Proceeds from Shares Sold                                                      3,727,879         13,489,461
   Proceeds from Reinvestment of Distributions                                      159,008             80,886
   Payment for Shares Redeemed                                                   (6,438,818)        (4,816,073)
                                                                                 ----------        -----------
   Net Increase (Decrease) in Net Assets from Capital Share Transactions         (2,551,931)         8,754,274
                                                                                 ----------        -----------
Total Increase (Decrease) in Net Assets                                          (1,684,764)         7,819,141

Net Assets:
   Beginning of Year                                                              7,919,141            100,000
                                                                                 ----------        -----------
   End of Year                                                                   $6,234,377         $7,919,141
                                                                                 ==========        ===========

Transactions in Shares of the Fund:
   Sold                                                                             340,018          1,328,630
   Issued in Reinvestment of Distributions                                           15,504              8,205
   Redeemed                                                                        (615,097)          (480,169)
                                                                                 ----------        -----------
   Net Increase (Decrease) in Shares of the Fund                                   (259,575)           856,666
                                                                                 ==========        ===========

8                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 1999

1.   Organization

     Strong Schafer Balanced Fund (the "Fund") is a diversified series of Strong Schafer Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on January 2, 1998.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at September 30, 1999.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income quarterly and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect against adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments, due to currency, political and economic, regulatory and market risks.

     (E) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (F) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amounts owed to the Fund under each repurchase agreement.

--------------------------------------------------------------------------------

     (G) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (H) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.  Related Party Transactions

     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Schafer Capital Management, Inc. ("Schafer") manages the investments of the Fund under a subadvisory agreement with the Advisor. Schafer is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at September 30, 1999, other shareholding servicing expenses paid to the Advisor, and unaffiliated directors' fees for the year then ended, excluding the effect of waivers and absorptions, were $8,822, $26,781, and $1,500, respectively.

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Funds' prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. There were no borrowings by the Fund under the LOC during the year ended September 30, 1999.

5.   Investment Transactions

     The aggregate purchases and sales of U.S. Government and Agency securities for the year ended September 30, 1999 were $1,045,728 and $1,414,259, respectively. The aggregate purchases and sales of other long term securities for the year ended September 30, 1999 were $5,078,996 and $7,455,471, respectively.

6.   Income Tax Information

     At September 30, 1999, the cost of investments in securities for federal income tax purposes was $6,851,100. Net unrealized depreciation of securities was $316,977, consisting of gross unrealized appreciation and depreciation of $123,388 and $440,365, respectively.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 1999 which is designated as qualifying for the dividends-received deduction is 68% (unaudited)

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
STRONG SCHAFER BALANCED FUND
----------------------------------------------------------------------------------------------------------------

                                                                                                Year Ended
                                                                                         -----------------------
                                                                                         Sept. 30,     Sept. 30,
Selected Per-Share Data (a)                                                                  1999       1998(b)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                      $  9.14       $10.00
Income From Investment Operations
   Net Investment Income                                                                     0.15         0.10
   Net Realized and Unrealized Gains (Losses) on Investments                                 1.22        (0.86)
----------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                          1.37        (0.76)
Less Distributions
   From Net Investment Income                                                               (0.15)       (0.10)
   From Net Realized Gains                                                                  (0.09)          --
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                      (0.24)       (0.10)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                             $10.27       $ 9.14
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
   Total Return                                                                             +15.1%       -7.7%
   Net Assets, End of Period (In Thousands)                                                 $6,234      $7,919
   Ratio of Expenses to Average Net Assets Without Waivers and Absorptions                    2.0%        2.0%*
   Ratio of Expenses to Average Net Assets                                                    2.0%        2.0%*
   Ratio of Net Investment Income to Average Net Assets                                       1.3%        1.5%*
   Portfolio Turnover Rate                                                                   87.9%       45.5%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period December 31, 1997 (inception) to September 30, 1998.


                       See Notes to Financial Statements.                                                     11

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Strong Schafer Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Schafer Balanced Fund (the "Fund") (one of the portfolios constituting the Strong Schafer Funds, Inc.) at September 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and broker, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 8, 1999

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt


                                    OFFICERS
                    Richard S. Strong, CHAIRMAN OF THE BOARD
                       Dennis A. Wallestad, VICE PRESIDENT
                        Thomas M. Zoeller, VICE PRESIDENT
                         John S. Weitzer, VICE PRESIDENT
              Stephen J. Shenkenberg, VICE PRESIDENT AND SECRETARY
                            John W. Widmer, TREASURER


                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201


                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.





                   -------------------------------------------

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                               CALL 1-800-368-1030

                         To learn more about our funds,
                          discuss an existing account,
                            or conduct a transaction,
                               CALL 1-800-368-3863

                              --------------------

                                   If you are a
                             Financial Professional,
                               CALL 1-800-368-1683


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                                www.eStrong.com

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